UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

LRR Energy, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35344	90-0708431
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5847 San Felipe, Suite 3000 Houston, Texas 77057
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (832) 327-2255

Heritage Plaza

1111 Bagby Street, Suite 4600

Houston, Texas 77002
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Termination and Continuing Obligations Agreement

Concurrently with the closing of the merger described in Item 2.01 below, LRR Energy, L.P., a Delaware limited partnership (the “Partnership”), entered into a Termination and Continuing Obligations Agreement (the “Termination Agreement”), dated as of October 5, 2015, by and among Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”), Lime Rock Management LP, a Delaware limited partnership (“Management”), Lime Rock Resources A, L.P., a Delaware limited partnership (“LRR A”), Lime Rock Resources B, L.P., a Delaware limited partnership (“LRR B”), Lime Rock Resources C, L.P., a Delaware limited partnership (“LRR C” and, together with LRR A and LRR B, the “Fund I Partnerships”), LRR GP, LLC, a Delaware limited liability company and the ultimate general partner of each of the Fund I Partnerships (“LRR GP”), the Partnership, LRE GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and LRE Operating, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“OLLC”). Pursuant to the Termination Agreement, (i) that certain Omnibus Agreement, entered into, and effective as of, November 16, 2011 (the “Omnibus Agreement”), by and among the Partnership, the General Partner, OLLC, the Fund I Partnerships, LRR GP and Management, was terminated and (ii) the Fund I Partnerships, severally and in proportion to each entity’s Property Contributor Percentage (as defined in the Omnibus Agreement), agreed to indemnify the Partnership, the General Partner, OLLC and all of their respective subsidiaries from and against any losses arising out of any federal, state or local income tax liabilities attributable to the ownership or operation of the MLP Assets (as defined in the Omnibus Agreement) prior to the closing of the Partnership’s initial public offering. The indemnification obligations of the Fund I Partnerships under the Termination Agreement will survive until the first anniversary of the closing date of the transactions contemplated by the Merger Agreement (defined below).

The description of the Termination Agreement in this Item 1.01 is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Pursuant to that certain Voting and Support Agreement dated as of April 20, 2015, by and among Vanguard, the Fund I Partnerships, the Partnership, the General Partner, Management, Lime Rock Resources II-A, L.P., a Delaware limited partnership (“LRR II-A”), and Lime Rock Resources II-C, L.P., a Delaware limited partnership (“LRR II-C”), concurrently with the closing of the merger described in Item 2.01 below, the following agreements were terminated by the parties thereto:

•	Purchase and Sale Agreement dated March 18, 2013 between LRR II-A and LRR II-C, as seller, and the Partnership and OLLC, as purchaser;

•	Stakeholders’ Agreement, dated effective as of May 5, 2011, by and among the Partnership, the General Partner, Lime Rock Resources GP, L.P., the Fund I Partnerships, Management, Lime Rock Resources GP II, L.P., LRR II-A and LRR II-C;

•	Services Agreement, dated as of November 16, 2011, by and among Management, Lime Rock Resources Operating Company, Inc., the General Partner, the Partnership and OLLC;

•	Amended and Restated Purchase, Sale, Contribution, Conveyance and Assumption Agreement, dated effective as of November 16, 2011, by and among the Fund I Partnerships, the General Partner, the Partnership and OLLC;

•	LRE GP, LLC Long-Term Incentive Plan, adopted as of November 10, 2011; and

•	Purchase and Sale Agreement, dated as of May 2, 2012, between the Fund I Partnerships, as seller, and the Partnership and OLLC, as purchaser.

In addition, in connection with the consummation of the merger described in Item 2.01 below, on October 5, 2015, all outstanding obligations in respect of principal, interest, and fees under (i) that certain Credit Agreement, dated as of July 22, 2011 (the “Credit Agreement”), by and among OLLC, as borrower, the Partnership, as parent guarantor, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent, Bank of America, N.A., as syndication agent, and BNP Paribas, Citibank, N.A. and Royal Bank of Canada, as co-documentation agents, as amended, and (ii) that certain Second Lien Credit Agreement (the “Second Lien Credit Agreement”), dated as of June 28, 2012, by and among OLLC, as borrower, the Partnership, as parent guarantor, the lenders from time to time party thereto and Wells Fargo Energy Capital, Inc., as administrative agent, as amended, were repaid and the Credit Agreement and the Second Lien Credit Agreement were terminated.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02 in its entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 5, 2015 (the “Closing Date”), the Partnership and Vanguard completed Vanguard’s acquisition of the Partnership. Pursuant to a Purchase Agreement and Plan of Merger, dated as of April 20, 2015 (the “Merger Agreement”), by and among Vanguard, Lighthouse Merger Sub, LLC, a Delaware limited liability company and a wholly owned indirect subsidiary of Vanguard (“Merger Sub”), Management, the Fund I Partnerships, LRR II-A, LRR II-C, the Partnership and the General Partner, the Partnership agreed to merge with and into Merger Sub with the Partnership continuing as the surviving entity and as a wholly owned subsidiary of Vanguard (the “Merger”). The Partnership completed the Merger following approval of the Merger Agreement by a majority of the Partnership’s common unitholders on October 5, 2015.

At the effective time of the Merger (the “Effective Time”), each common unit representing limited partner interests in the Partnership (collectively, the “Common Units”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.550 common units representing limited liability company interests in Vanguard (“Vanguard Units” and such consideration, the “Unit Consideration”) or, in the case of fractional Vanguard Units, cash (without interest and rounded up to the nearest whole cent) in an amount equal to the product of (i) such fractional part of a Vanguard Unit multiplied by (ii) the average closing price for a Vanguard Unit as reported on the NASDAQ Global Select Market (the “NASDAQ”) for the ten consecutive full trading days ending at the close of trading on the full trading day immediately preceding the Closing Date. Each restricted Common Unit that was outstanding pursuant to the Partnership’s long-term incentive plan vested immediately prior to the Effective Time and was converted into the right to receive the Unit Consideration. In addition, on the Closing Date, Vanguard issued and delivered to the Fund I Partnerships, Management, LRR II-A and LRR II-C 12,320 Vanguard Units in exchange for all of the limited liability company interests in the General Partner. Immediately prior to the Effective Time, Vanguard assigned its right to purchase all of the limited liability company interests in the General Partner to its wholly owned subsidiary, Vanguard Operating, LLC, a Delaware limited liability company (“Vanguard Operating).

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on April 22, 2015 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the completion of the Merger, the Partnership (i) notified the New York Stock Exchange (the “NYSE”) on October 5, 2015 that the Merger was effected and that all outstanding Common Units were cancelled and converted into the right to receive 0.550 Vanguard Units and (ii) requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission with respect to the Common Units. The trading of the Common Units on the NYSE will be suspended from trading before the opening of the market on October 6, 2015.

Item 3.03 Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, upon effectiveness of the Merger, each issued and outstanding Common Unit was converted into the right to receive the Unit Consideration.

The information included under Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.

Item 5.01 Changes in Control of the Registrant.

A change of control of the Partnership occurred on October 5, 2015 upon the filing of the certificate of merger with the Secretary of State of the State of Delaware, at which time Merger Sub merged with and into the Partnership, with the Partnership continuing to exist as a Delaware limited partnership.

As a result of the Merger, the Partnership became a wholly owned subsidiary of Vanguard. At the Effective Time, by virtue of the Merger, Vanguard was admitted as the sole limited partner of the Partnership and now holds all Common Units. The general partner interest in the Partnership outstanding immediately prior to the Effective Time remains unchanged, and the General Partner, as the holder of such general partner interest, continues to be the sole general partner of the Partnership.

The information included under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01 in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Effective Time of the Merger, each member of the board of directors of the General Partner (the “Board”) resigned from the Board and ceased to be directors of the General Partner. These directors are: Eric Mullins, Charles W. Adcock, John A. Bailey, Jonathan Carroll, Jonathan C. Farber and Townes Pressler Jr. These resignations were not a result of any disagreements between the General Partner and the directors on any matter relating to the General Partner’s operations, policies or practices.

At the Effective Time of the Merger, each of the following officers of the General Partner resigned and ceased to be an officer of the General Partner: Eric Mullins, Co-Chief Executive Officer, Charles W. Adcock, Co-Chief Executive Officer, Christopher A. Butta, Senior Vice President of Engineering and Chief Engineer, Jaime R. Casas, Vice President and Chief Financial Officer, and C. Timothy Miller, Executive Vice President and Chief Operating Officer.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following the closing of the Merger, on October 5, 2015, Vanguard Operating entered into the Second Amended and Restated Limited Liability Company Agreement of the General Partner (the “Second Amended LLC Agreement”). The Second Amended LLC agreement appoints new directors and officers of the General Partner.

Immediately following the execution of the Second Amended LLC Agreement by Vanguard Operating, the Partnership merged with and into Vanguard Operating and the General Partner merged with and into Vanguard Natural Gas, LLC, a Kentucky limited liability company and wholly owned subsidiary of Vanguard. Following these transactions, the Partnership and the General Partner ceased to exist.

The description of the Second Amended LLC Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Second Amended LLC Agreement, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Unitholders (the “Special Meeting”) of the Partnership held on October 5, 2015, Partnership unitholders approved the Merger Agreement. The vote tabulation is set forth below:

For	Against	Abstain	Broker Non-Votes
16,661,192	398,388	118,703	-

Partnership unitholders also approved at the Special Meeting, on an advisory, non-binding basis, the merger-related compensation payments that may become payable to certain of the Partnership’s named executive officers in connection with the Merger. The vote tabulation is set forth below:

For	Against	Abstain	Broker Non-Votes
14,936,182	1,960,765	281,336	-

In connection with the Special Meeting, the Partnership also solicited proxies with respect to a proposal to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof. The proposal, which was unnecessary in light of no other business properly coming before the Special Meeting and the approval of the Merger Agreement by the Partnership unitholders as indicated above, was not submitted to the Partnership unitholders for approval at the Special Meeting.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Purchase Agreement and Plan of Merger, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lighthouse Merger Sub, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P., Lime Rock Resources II-C, L.P., LRR Energy, L.P. and LRE GP, LLC (incorporated by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K (SEC File No. 001-35344), filed on April 22, 2015).

3.1	Second Amended and Restated Limited Liability Company Agreement of LRE GP, LLC dated as of October 5, 2015.

10.1	Termination and Continuing Obligations Agreement, dated as of October 5, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., LRR GP, LLC, LRR Energy, L.P. , LRE GP, LLC and LRE Operating, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LRR ENERGY, L.P.

	By:	LRE GP, LLC,
its general partner

Dated: October 5, 2015	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

2.1	Purchase Agreement and Plan of Merger, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lighthouse Merger Sub, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P., Lime Rock Resources II-C, L.P., LRR Energy, L.P. and LRE GP, LLC (incorporated by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K (SEC File No. 001-35344), filed on April 22, 2015).

3.1	Second Amended and Restated Limited Liability Company Agreement of LRE GP, LLC dated as of October 5, 2015.

10.1	Termination and Continuing Obligations Agreement, dated as of October 5, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., LRR GP, LLC, LRR Energy, L.P., LRE GP, LLC and LRE Operating, LLC.